UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 17, 2008

Municipal Mortgage & Equity, LLC
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-11981	52-1449733
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

621 E Pratt Street, Suite 300, Baltimore, Maryland		21202
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(443) 263-2900

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

On March 17, 2008, MMA Mortgage Investment Corporation, a wholly-owned subsidiary of the registrant, entered into a Letter Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association. Among other things, this Letter Agreement extended the deadline for delivery of MMA Mortgage Investment Corporation's 2006 audited financial statements to April 30, 2008.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

10.1 Letter Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Municipal Mortgage & Equity, LLC

March 21, 2008	By:	/s/ Michael L. Falcone

Name: Michael L. Falcone
Title: President and CEO

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Exhibit Index

Exhibit No.	Description

10.1	Letter Agreement with respect to that certain Amended and Restated Credit Agreement, dated as of November 16, 2005 and as subsequently amended, between MMA Mortgage Investment Corporation and U.S. Bank National Association.